Exhibit-10.5
CONSENT, WAIVER AND SECOND AMENDMENT TO
TERM LOAN CREDIT AGREEMENT
     THIS CONSENT, WAIVER AND SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”) is entered into as of September 15, 2006 by and among COMSYS SERVICES LLC, a Delaware limited liability company (“COMSYS Services”), COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation (“COMSYS IT”), PURE SOLUTIONS, INC., a California corporation (“Pure Solutions”; COMSYS Services, COMSYS IT and Pure Solutions are referred to herein each individually as a “Borrower” and collectively as the “Borrowers”), COMSYS IT PARTNERS, INC., a Delaware corporation (“Holdings”), PFI LLC, a Delaware limited liability company (“PFI”), COMSYS IT CANADA, INC., a North Carolina corporation (“COMSYS Canada”), COMSYS Services, acting in its capacity as borrowing agent and funds administrator for the Borrowers (in such capacity, the “Funds Administrator”), the financial institutions from time to time parties thereto (the “Lenders”), MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as administrative agent (in such capacity, the “Administrative Agent”), and NEXBANK, SSB, a Texas-chartered savings bank, as collateral agent (in such capacity, the “Collateral Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrowers, Holdings, PFI, COMSYS Canada, the Administrative Agent, the Collateral Agent and each Lender are parties to that certain Term Loan Credit Agreement dated as of December 14, 2005 (as the same has been and may further be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”);
     WHEREAS, the Borrowers have (a) informed the Lenders that the Borrowers have requested that the First Lien Lenders increase the First Lien Loans under the First Lien Credit Agreement, with the proceeds of such increase to be used by Borrowers on the date hereof to prepay a portion of the outstanding principal amount of the Second Lien Term Loan in an amount equal to $70,000,000 plus all accrued and unpaid interest on such prepaid principal and any applicable prepayment premiums associated with such prepayment (the “Second Lien Term Loan Prepayment”), (b) requested that the Agents and Lenders consent to the Second Lien Term Loan Prepayment and (c) requested that the Agents and Lenders amend the Credit Agreement in certain other respects; and
     WHEREAS, the Administrative Agent, the Collateral Agent and the Lenders agree to accommodate such requests of the Credit Parties, on the terms and subject to the conditions herein set forth.
     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:
     1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

     2. Amendments. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is amended as set forth in this Section 2:
     (a) Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following defined terms and their respective definitions in the correct alphabetical order:
“Second Amendment” means that certain Consent, Waiver and Second Amendment to Term Loan Credit Agreement dated as of Second Amendment Effective Date by and among the Borrowers and certain other Credit Parties, the Administrative Agent, the Collateral Agent and the Lenders.
“Second Amendment Effective Date” means September 15, 2006.
“Second Lien Term Loan Prepayment” means the prepayment by the Borrowers of a portion of the outstanding principal amount of the Second Lien Term Loan in an amount equal to $70,000,000 plus all accrued and unpaid interest on such prepaid principal and any applicable prepayment premiums associated with such prepayment, which such prepayment shall be paid on the Second Amendment Effective Date solely with the proceeds of the First Lien Loans being made to the Borrowers on the Second Amendment Effective Date.
     (b) Section 1.1. Section 1.1 of the Credit Agreement is hereby further amended by substituting the definition of the term “Financing Documents” as set forth below in lieu of the current version of such definition contained in Section 1.1 of the Credit Agreement:
“Financing Documents” means this Agreement, the First Amendment, the Second Amendment, the Second Lien Term Notes, the Security Documents, the Information Certificate, the Fee Letter, the Second Lien Intercreditor Agreement, any subordination agreement to be entered into among an Agent, the Borrowers and Holdings in connection with the Holdings Intercompany Loan, the Assignment of PS Purchase Agreement, any fee letter between an Agent and any Borrower relating to the transactions contemplated hereby and all other documents, instruments and agreements contemplated herein or thereby and executed concurrently by a Credit Party with or in favor of an Agent or the Lenders in connection herewith or at any time and from time to time hereafter, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.
     (c) Section 1.1. The definition of “Permitted Acquisition” contained in Section 1.1 of the Credit Agreement is hereby amended by substituting new clause (12) set forth below in lieu of the current version of clause (12) contained in the definition of Permitted Acquisition:
“the total consideration paid or payable (including all transaction costs, all Debt, liabilities and Contingent Obligations incurred or assumed and, with respect to any Earnout or comparable payment obligation in connection therewith, the aggregate amount reasonably expected to be paid by the Borrowers in connection with such Earnout, as determined by the Borrowers in their reasonable business judgment, whether or not reflected on a consolidated balance sheet of the Borrowers and Target) for all acquisitions consummated after the Second Amendment Effective Date shall not exceed $10,000,000 in the aggregate for all such acquisitions.”
     (d) Section 2.1(c)(i). Section 2.1(c)(i) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“(i) commencing with the Fiscal Year following the Fiscal Year in which the First Lien Term Loan has been paid in full in cash (but, in any event, no earlier than the Fiscal Year ending closest to December 31, 2007), and for so long as any portion of the Second Lien Term Loan remains outstanding, on the ninety-fifth (95th) day following the last day of each Fiscal Year, an amount equal to twenty five percent (25%) of Excess Cash Flow, provided, that (i) until the Discharge of all First Lien Debt, such prepayment shall only be required to be made if the Net Borrowing Availability plus Available Cash, immediately before and immediately after giving effect thereto, is greater than or equal to $20,000,000 (as such Net Borrowing Availability is determined by reference to the most recent Borrowing Base Certificate delivered pursuant to this Agreement) and (ii) if the Total Debt to Adjusted EBITDA Ratio calculated as of the last day of any Fiscal Year is less than 2.00 to 1.00 for such Fiscal Year, then no prepayment shall be required pursuant to this Section 2.1(c)(i) with respect to such Fiscal Year (in each such case, Total Debt to Adjusted EBITDA Ratio shall be determined by reference to the respective Compliance Certificate absent demonstrable error);”
     (e) Section 2.1(d). Section 2.1(d) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“(d) Optional Prepayments. Following the Discharge of all First Lien Debt or, prior to the Discharge of all First Lien Debt, if consented to by the First Lien Agent and the requisite number of First Lien Lenders, and subject to the provisions of Section 2.1(e), the Borrowers may from time to time, on at least one (1) Business Day’s prior written notice to the Administrative Agent specifying the date and amount of such prepayment, prepay the Second Lien Term Loan in whole or in part. No payment pursuant to this Section 2.1(d) shall (except as reflected in any determination of Excess Cash Flow), reduce the amount of any payment required by Section 2.1(c).”
     (f) Compliance Certificate. Notwithstanding anything to the contrary contained in Schedule 2 to Exhibit B to the Compliance Certificate, solely for purposes of calculating EBITDA, the calculation of EBITDA contained therein is hereby amended to include the following addback:
“Severance costs accrued during the period commencing on January 1, 2006 through and including March 31, 2006, solely to the extent (i) all add backs to EBITDA in respect of such costs do not exceed $1,900,000 in the aggregate during the term of the Credit Agreement and (ii) such costs are deducted in the determination of net income for the Defined Period”
     (g) Compliance Certificate. The calculation of EBITDA set forth on Schedule 2 to Exhibit B to the Compliance Certificate is hereby further amended by deleting the addback in respect of Sarbanes-Oxley compliance costs during the Fiscal Year ending closest to December 31, 2005 in its entirety and including the following addback in lieu thereof:
“Costs incurred during the Fiscal Year ending closest to December 31, 2005 and/or during the fiscal quarter ending closest to March 31, 2006 by Holdings and its Subsidiaries in connection with required Sarbanes-Oxley compliance, solely to the extent (i) such costs are in excess of $650,000, (ii) all add backs to EBITDA in respect of such costs do not exceed $1,350,000 in the aggregate during the term of the Credit Agreement and (iii) such costs are deducted in the determination of net income for the Defined Period”
     3. Consent to Second Lien Term Loan Prepayment on the Second Amendment Effective Date. Effective as of the date hereof, subject to the conditions set forth below in this clause (a) of Section 3, upon satisfaction of the conditions precedent set forth in Section 4 hereof, and in reliance upon the representations and warranties of the Credit Parties set forth in the Credit Agreement, the other Financing Documents and in this Amendment, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Financing Document (including, without limitation, Section 2.1(d) and Section 5.6 of the Credit Agreement), the Agents and the Lenders hereby consent to the Second Lien Term Loan Prepayment and the Corresponding First Lien Amendment (as defined below), provided that the effectiveness of such consent is subject to the following conditions: (i) the Second Lien Term Loan Prepayment is made on the date hereof solely with proceeds of the First Lien Loans, (ii) all First Lien Lenders shall have consented to the Second Lien Term Loan Prepayment and (iii) the Borrowers shall pay the prepayment premium required to be paid pursuant to Section 2.1(g) of the Credit Agreement in connection with the Second Lien Term Loan Prepayment.
     4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)	delivery to the Administrative Agent of the following documents, each duly authorized and executed and in form and substance reasonably satisfactory to the Administrative Agent:
(i)	this Amendment executed by each Credit Party that is a party hereto, the Agents and the Lenders;

(ii)	and all documents, agreements and instruments required to be delivered pursuant to Section 3 of the First Amendment;

(iii)	a fee letter executed by the Borrowers in favor of the Administrative Agent; and

(iv)	such evidence of the authority of the Credit Parties to execute and deliver this Amendment and all other Financing Documents delivered in connection herewith as the Administrative Agent may require, including but not limited to a copy of resolutions duly adopted by the board of directors (or other governing authority) of each such Person, authorizing the execution by each such Person of this Amendment and the other agreements, documents and instruments to be executed by each such Person pursuant to this Amendment, certified as complete and correct by the corporate secretary or similar officer of each such Person; and
(b)	the delivery to Administrative Agent of a copy of the fully executed consent and amendment to the First Lien Debt Documents regarding the substance of this Amendment (which shall include, without limitation, the First Lien Lenders’ consent to the transactions contemplated by Section 3 of this Amendment) (the “Corresponding First Lien Amendment”), in form and substance reasonably acceptable to the Administrative Agent, and evidence that all conditions contained in such consent and amendment (other than the effectiveness of this Amendment) have been satisfied;

(c)	the Borrowers shall have delivered (and the Borrowers hereby covenant and agree to pay) to the Agent for the ratable benefit of the Lenders, a non-refundable closing fee in the aggregate amount of $37,500.00, which fee shall be fully earned and payable as of the date hereof;

(d)	the delivery to the Administrative Agent of a fully-executed original of the Consent, First Amendment to and Reaffirmation of Intercreditor and Lien Subordination Agreement executed by the Administrative Agent, the Collateral Agent, the Lenders, the First Lien Agent, the Borrowers and certain other Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent;

(e)	the truth and accuracy of the representations and warranties contained in Section 5 hereof; and

(f)	no Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.
     5. Representations and Warranties. Each Credit Party that is a party hereto hereby represents and warrants to the Agents and each Lender as follows:
(a)	the representations and warranties of the Borrowers and the other Credit Parties contained in the Financing Documents are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty (i) relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date or (ii) is qualified by materiality or has

Material Adverse Effect qualifiers, in which case, such representations and warranties shall be true and correct in all respects;

(b)	the execution, delivery and performance by such Credit Party of this Amendment are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official (other than (i) routine corporate, tax, ERISA, intellectual property, environmental filings and other filings from time to time necessary in connection with the conduct of such Credit Party’s business in the ordinary course, and (ii) recordings and filings in connection with the Liens granted to the Collateral Agent under the Financing Documents) and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the Organizational Documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon it, except for such failures to file, violations, conflicts, breaches or defaults as could not reasonably be expected to have a Material Adverse Effect;

(c)	this Amendment constitutes the valid and binding obligation of the Credit Parties that are parties hereto, enforceable against such Persons in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to the enforcement of creditor’s rights generally and by general equitable principles; and

(d)	after giving effect to this Amendment, no Default or Event of Default exists.
     6. No Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Financing Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Agents and Lenders reserve all rights, privileges and remedies under the Financing Documents. Except as amended or consented to hereby, the Credit Agreement and other Financing Documents remain unmodified and in full force and effect. All references in the Financing Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby.
     7. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     8. Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

     9. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH CREDIT PARTY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO THE ADMINISTRATIVE AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PERSON BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED C/O THE FUNDS ADMINISTRATOR AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
     10. WAIVER OF JURY TRIAL. EACH CREDIT PARTY, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
     11. Counterparts; Integration. This Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
     12. Reaffirmation. Each of the Credit Parties that is a party hereto, as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Financing Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Financing Document as security for or otherwise guaranteed the Borrowers’ Obligations under or with respect to the Financing Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Financing Documents remains in full force and effect and is hereby ratified and reaffirmed, subject to the amendments, consents and waivers set forth herein. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or Lenders or constitute a waiver of any provision of any of the Financing Documents (except as expressly set forth herein) or serve to effect a novation of the Obligations.
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signature pages follow]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

BORROWERS:

COMSYS SERVICES LLC, a Delaware limited liability company, as the Funds Administrator and as a Borrower

By:	/s/ David L. Kerr

Name:	David L. Kerr
Title:	Senior Vice President — Corporate Development

COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation, as a Borrower

By:	/s/ David L. Kerr

Name:	David L. Kerr
Title:	Senior Vice President — Corporate Development

PURE SOLUTIONS, INC., a Delaware corporation, as a Borrower

By:	/s/ David L. Kerr

Name:	David L. Kerr
Title:	Senior Vice President — Corporate Development
Consent, Waiver and Second Amendment to Term Loan Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

OTHER CREDIT PARTIES:

COMSYS IT PARTNERS, INC., a Delaware corporation

By:	/s/ David L. Kerr

Name:	David L. Kerr
Title:	Senior Vice President — Corporate Development

PFI LLC, a Delaware limited liability company

By:	/s/ David L. Kerr

Name:	David L. Kerr
Title:	Senior Vice President — Corporate Development

COMSYS IT CANADA, INC., a North Carolina corporation

By:	/s/ David L. Kerr

Name:	David L. Kerr
Title:	Senior Vice President — Corporate Development
Consent, Waiver and Second Amendment to Term Loan Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

ADMINISTRATIVE AGENT:

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Administrative Agent

By:	/s/ Scott E. Gast

Name:	Scott E. Gast
Title:	Vice President

COLLATERAL AGENT:

NEXBANK, SSB, a Texas-chartered savings bank, as Collateral Agent

By:	/s/ John Ory

Name:	John Ory
Title:	Vice President
Consent, Waiver and Second Amendment to Term Loan Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

LENDERS:

RESTORATION FUNDING CLO, LTD., as a Lender

By:	Highland Capital Management, L.P. As Collateral Manger

	By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding

Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.,
General Partner of Highland Capital
Management, L.P.

LIBERTY CLO, LTD., as a Lender

By:	Highland Capital Management, L.P. As Collateral Manger

	By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding

Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.,
General Partner of Highland Capital
Management, L.P.

LIBERTY MUTUAL INSURANCE COMPANY, as a Lender

By:	Its Investment Manager, Highland Capital Management, L.P.

	By:	Its General Partner, Strand Advisors, Inc.

By:	/s/ Brian Lohrding

Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.
Consent, Waiver and Second Amendment to Term Loan Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

LENDERS (CONT.):

JASPER CLO, LTD., as a Lender

By:	Highland Capital Management, L.P. As Collateral Manger

	By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding

Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

HIGHLAND OFFSHORE PARTNERS, L.P., as a Lender

By:	Highland Capital Management, L.P. As Collateral Manger

	By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding

Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

LOAN FUNDING VII LLC, as a Lender

By:	Highland Capital Management, L.P. As Collateral Manger

	By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding

Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.
Consent, Waiver and Second Amendment to Term Loan Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

LENDERS (CONT.):

HIGHLAND LOAN FUNDING V LTD., as a Lender

By:	Highland Capital Management, L.P., As Collateral Manager

	By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding

Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

LOAN FUNDING IV LLC, as a Lender

By:	Highland Capital Management, L.P., As Collateral Manager

	By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding

Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

HIGHLAND LEGACY LIMITED, as a Lender

By:	Highland Capital Management, L.P., As Collateral Manager

	By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding

Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.
Consent, Waiver and Second Amendment to Term Loan Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

LENDERS (CONT.):

HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY, as a Lender

By:	Highland Capital Management, L.P., As Collateral Manager

	By:	Strand Advisors, Inc., Its Investment Advisor

By:	/s/ Joe Dougherty

Name:	Joe Dougherty
Title:	Senior Vice President

HIGHLAND FLOATING RATE ADVANTAGE FUND, as a Lender

By:	Highland Capital Management, L.P., As Collateral Manager

	By:	Strand Advisors, Inc., Its Investment Manager

By:	/s/ Joe Dougherty

Name:	Joe Dougherty
Title:	Senior Vice President

GLENEAGLES CLO, LTD., as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

	By:	Strand Advisors, Inc., its General Partner

By:	/s/ Brian Lohrding

Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.
Consent, Waiver and Second Amendment to Term Loan Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

LENDERS (CONT.):

ELF FUNDING TRUST I, as a Lender

By:	Highland Capital Management, L.P., As Collateral Manager

	By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding

Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc.,
General Partner of Highland Capital Management, L.P.

ORIX FINANCE CORP., as a Lender

By:	/s/ Christopher L. Smith

Name:	Christopher L. Smith
Title:	Authorized Representative

D.E. SHAW LAMINAR PORTFOLIOS, L.L.C., as a Lender

By:	/s/ Daniel Posner

Name:	Daniel Posner
Title:	Authorized Signatory

JZ EQUITY PARTNERS PLC, as a Lender

By:	/s/ David W. Zalazusek

Name:	David W. Zalazusek
Title:	Investment Advisor
Consent, Waiver and Second Amendment to Term Loan Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

LENDERS (CONT.):

GOLDENTREE CAPITAL SOLUTIONS OFFSHORE FUND FINANCING, as a Lender

By:	GoldenTree Asset Management, L.P.

	By:	/s/ Karen Weber

	Name:	Karen Weber
	Title:	Director — Bank Debt

GOLDENTREE CAPITAL SOLUTIONS FUND FINANCING, as a Lender

By:	GoldenTree Asset Management, L.P.

	By:	/s/ Karen Weber

	Name:	Karen Weber
	Title:	Director — Bank Debt

GOLDENTREE CAPITAL OPPORTUNITIES, L.P., as a Lender

By:	GoldenTree Asset Management, L.P.

	By:	/s/ Karen Weber

	Name:	Karen Weber
	Title:	Director — Bank Debt
Consent, Waiver and Second Amendment to Term Loan Credit Agreement
(COMSYS)